                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                (AMENDMENT NO. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]   Prelminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]   Definitive Proxy Statement

[ ]   Definitive Additional Materials

[ ]   Soliciting Material Under Rule 14a-12

                    AMERICAN STRATEGIC INCOME PORTFOLIO INC.
                  AMERICAN STRATEGIC INCOME PORTFOLIO INC.--II
                 AMERICAN STRATEGIC INCOME PORTFOLIO INC.--III
                         AMERICAN SELECT PORTFOLIO INC.
             -------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

     -----------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

               Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

      (2)   Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)   Proposed maximum aggregate value of transaction:

      (5)   Total fee paid:

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:

      (2)   Form, Schedule or Registration Statement No.:

      (3)   Filing Party:

      (4)   Date Filed:

                    AMERICAN STRATEGIC INCOME PORTFOLIO INC.
                  AMERICAN STRATEGIC INCOME PORTFOLIO INC.--II
                 AMERICAN STRATEGIC INCOME PORTFOLIO INC.--III
                         AMERICAN SELECT PORTFOLIO INC.

             NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON
                               SEPTEMBER 19, 2005

      NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of American Strategic Income Portfolio Inc., American Strategic Income Portfolio Inc.--II, American Strategic Income Portfolio Inc.--III and American Select Portfolio Inc. (individually, a "Fund" and collectively, the "Funds") will be held at 2:00 p.m., Central Time, on Monday, September 19, 2005, at the Minneapolis Club, 729 Second Avenue South, Minneapolis, Minnesota 55402. The purposes of the meeting are as follow:

      1.    To elect a Board of Directors.

      2. To ratify the selection of Ernst & Young LLP as the independent registered public accounting firm of each Fund for the current fiscal year.

      3.    To transact any other business properly brought before the meeting.

      EACH FUND'S BOARD OF DIRECTORS RECOMMENDS APPROVAL OF EACH ITEM LISTED ON THIS NOTICE OF ANNUAL MEETING OF SHAREHOLDERS.

      Shareholders of record as of the close of business on July 25, 2005 are entitled to notice of, and to vote at, the meeting or any adjournment(s) thereof.

      You can vote easily and quickly by toll-free telephone call, by internet or by mail. Just follow the instructions that appear on your enclosed proxy card. Please help the Funds avoid the cost of a follow-up mailing by voting today.

August 8, 2005                                             Kathleen L. Prudhomme
                                                           Secretary

                                 PROXY STATEMENT

                    AMERICAN STRATEGIC INCOME PORTFOLIO INC.
                  AMERICAN STRATEGIC INCOME PORTFOLIO INC.--II
                 AMERICAN STRATEGIC INCOME PORTFOLIO INC.--III
                         AMERICAN SELECT PORTFOLIO INC.

              ANNUAL MEETING OF SHAREHOLDERS -- SEPTEMBER 19, 2005

      The enclosed proxy is solicited by the Board of Directors of American Strategic Income Portfolio Inc., American Strategic Income Portfolio Inc.--II, American Strategic Income Portfolio Inc.--III and American Select Portfolio Inc. (sometimes referred to individually as a "Fund" and collectively as the "Funds") in connection with each Fund's annual meeting of shareholders to be held Monday, September 19, 2005, and any adjournments thereof.

      The investment adviser for the Funds is U.S. Bancorp Asset Management, Inc. (the "Adviser"). U.S. Bancorp Asset Management also acts as the administrator for the Funds. The address of the Funds and the Adviser is 800 Nicollet Mall, Minneapolis, Minnesota 55402.

      The costs of solicitation, including the cost of preparing and mailing the Notice of Annual Meeting of Shareholders and this Proxy Statement, will be allocated among and borne by the Funds. Mailing of the Notice of Annual Meeting of Shareholders and this Proxy Statement will take place on approximately August 8, 2005. Representatives of the Adviser may, without cost to the Funds, solicit proxies on behalf of management of the Funds by means of mail, telephone or personal calls.

      In order for the shareholder meeting to go forward for a Fund, there must be a quorum. This means that at least a majority of that Fund's shares must be represented at the meeting -- either in person or by proxy. All returned proxies count toward a quorum, regardless of how they are voted. Abstentions and broker non-votes will have no effect on the proposal to elect directors. With respect to the proposal to ratify the Funds' independent accountants, an abstention will be counted as shares present at the meeting in determining whether the proposal has been approved, and will have the same effect as a vote against the proposal. If a proxy is returned with a broker non-vote on the proposal, the shareholder will not be counted as present and entitled to vote with respect to that proposal. (Broker non-votes are shares for which (a) the underlying owner has not voted and (b) the broker holding the shares does not have discretionary authority to vote on the particular matter.)

      If a quorum is not obtained or if sufficient votes to approve any proposal are not received for any Fund, the persons named as proxies may propose one or more adjournments of the meeting for that Fund to permit further solicitation of proxies. In determining whether to adjourn the meeting, the following factors may be considered: the nature of the proposal; the percentage of votes actually cast; the percentage of negative votes actually cast; the nature of any further solicitation; and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require a vote in favor of the adjournment by the holders of a majority of the shares present in person or by proxy at the meeting (or any adjourned meeting).

      You may revoke your proxy at any time up until voting results are announced at the shareholder meeting. You can do this by writing to the Funds' Secretary, or by voting in person at the meeting and notifying the election judge that you are revoking your proxy. In addition, you can revoke a prior proxy simply by voting again -- using your original proxy card or by internet or toll-free telephone call. If you return an executed proxy card without instructions, your shares will be voted "for" each proposal.

      So far as the Board of Directors is aware, no matters other than those described in this Proxy Statement will be acted upon at the meeting. Should any other matters properly come before the meeting calling for a vote of shareholders, it is the intention of the persons named as proxies to vote upon such matters according to their best judgment.

      Only shareholders of record of each Fund on July 25, 2005 may vote at the meeting or any adjournment thereof. As of that date, the Funds had the following numbers of issued and outstanding shares of common stock:

AMERICAN STRATEGIC      AMERICAN STRATEGIC      AMERICAN STRATEGIC       AMERICAN SELECT
 INCOME PORTFOLIO       INCOME PORTFOLIO II    INCOME PORTFOLIO III         PORTFOLIO
------------------      -------------------    --------------------      ---------------
    4,231,331               15,985,741              21,356,023              10,662,195

      Each shareholder of a Fund is entitled to one vote for each share held. None of the matters to be presented at the meeting will entitle any shareholder to cumulative voting or appraisal rights. No person, to the knowledge of Fund management, was the beneficial owner of more than 5% of any class of voting shares of any Fund as of July 25, 2005, except as follows:

                            NAME AND ADDRESS OF       NUMBER OF SHARES OF  PERCENTAGE OWNERSHIP
      FUND                    BENEFICIAL OWNER           COMMON STOCK        OF COMMON STOCK
--------------------   -----------------------------  -------------------  --------------------
American Strategic     Sit Investment Associates,          1,125,672              26.60%
Income Portfolio       Inc. and affiliated entities
                       ("Sit Investment Associates")
                       4600 Wells Fargo Center
                       Minneapolis, MN

American Strategic     Sit Investment Associates           4,334,778              27.12%
Income Portfolio II

American Strategic     Sit Investment Associates           2,777,620              13.01%
Income Portfolio III

American Select        Sit Investment Associates           2,228,981              20.91%
Portfolio

      Copies of each Fund's most recent annual report and subsequent semi-annual report, if any, are available to shareholders upon request. If you would like to receive a copy, please contact the Funds at 800 Nicollet Mall, Minneapolis, Minnesota 55402, or call 800-677-FUND and one will be sent, without charge, by first-class mail within three business days of your request.

                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

      At the meeting, shareholders of each Fund will be asked to elect the nominees listed below as members of that Fund's Board of Directors, thereby setting the number of directors for each Fund at eight. It is intended that the enclosed proxy will be voted for the election of the persons named below as directors of the each Fund unless such authority has been withheld in the proxy. Biographical information regarding each nominee is set forth below. Each nominee also serves as a director of the other closed-end and open-end investment companies managed by the Adviser (the "Fund Complex"). The Fund Complex currently consists of eight closed-end funds (each of which is a registered investment company) and 48 open-end funds (which are portfolios of three registered investment companies). The business address of each of the nominees is First American Funds, P.O. Box 1329, Minneapolis, Minnesota 55440-1329. Each nominee has served as a director since the last annual meeting of shareholders.

NOMINEES FOR ELECTION AS NON-INTERESTED DIRECTORS

                                                                             NUMBER OF
                                                                             PORTFOLIOS
                                                                             IN FUND
                  POSITION                                                   COMPLEX     OTHER
                  HELD                                PRINCIPAL              OVERSEEN    DIRECTORSHIPS
NAME AND          WITH THE   TERM OF OFFICE* AND      OCCUPATION(S) DURING   BY          HELD BY
YEAR OF BIRTH     FUNDS      LENGTH OF TIME SERVED    LAST 5 YEARS           DIRECTOR    DIRECTOR**
---------------   --------   ----------------------   --------------------   ----------  -------------
Benjamin R.       Director   Mr. Field has served     Retired; Senior        56          None
Field III                    as a director of each    Financial Advisor,
(1938)                       of the Funds since       Bemis Company, Inc.
                             September 2003.  Fund    from May 2002
                             directors serve for a    through June 2004;
                             one-year term that       Senior Vice
                             expires at the next      President, Chief
                             annual meeting of        Financial Officer &
                             shareholders.            Treasurer, Bemis,
                                                      through April 2002.

Roger A. Gibson   Director   Mr. Gibson has served    Retired; Vice          56          None
(1946)                       as a director of each    President - Cargo,
                             of the Funds since       United Airlines,
                             August 1998.  Fund       from July 2001
                             directors serve for a    through July 2004;
                             one-year term that       Vice President,
                             expires at the next      North America -
                             annual meeting of        Mountain Region for
                             shareholders.            United Airlines,
                                                      prior to July 2001.

Victoria J.       Director   Ms. Herget has served    Investment             56          None
Herget                       as a director of each    consultant and
(1951)                       of the Funds since       non-profit board
                             September 2003.  Fund    member since 2001;
                             directors serve for a    Managing Director of
                             one-year term that       Zurich Scudder
                             expires at the next      Investments through
                             annual meeting of        2001.
                             shareholders.

                                                                             NUMBER OF
                                                                             PORTFOLIOS
                                                                             IN FUND
                  POSITION                                                   COMPLEX     OTHER
                  HELD                                PRINCIPAL              OVERSEEN    DIRECTORSHIPS
NAME AND          WITH THE   TERM OF OFFICE* AND      OCCUPATION(S) DURING   BY          HELD BY
YEAR OF BIRTH     FUNDS      LENGTH OF TIME SERVED    LAST 5 YEARS           DIRECTOR    DIRECTOR**
---------------   --------   ----------------------   --------------------   ----------  -------------
Leonard W.        Director   Mr. Kedrowski has        Owner, Executive and   56          None
Kedrowski                    served as a director     Management
(1941)                       of each of the Funds     Consulting, Inc., a
                             since August 1998.       management
                             Fund directors serve     consulting firm;
                             for a one-year term      Board member, GC
                             that expires at the      McGuiggan
                             next annual meeting of   Corporation (dba
                             shareholders.            Smyth Companies), a
                                                      label printer;
                                                      former Chief
                                                      Executive Officer,
                                                      Creative Promotions
                                                      International, LLC,
                                                      a promotional award
                                                      programs and
                                                      products company,
                                                      through October
                                                      2003; Advisory Board
                                                      member, Designer
                                                      Doors, manufacturer
                                                      of designer doors,
                                                      through 2002.

Richard K.        Director   Mr. Riederer has         Retired; Director,     56          None
Riederer                     served as a director     President and Chief
(1944)                       of each of the Funds     Executive Officer,
                             since August 2001.       Weirton Steel
                             Fund directors serve     through 2001.
                             for a one-year term
                             that expires at the
                             next annual meeting of
                             shareholders.

Joseph D.         Director   Mr. Strauss has served   Owner, Chairman and    56          None
Strauss                      as a director of each    Chief Executive
(1940)                       of the Funds since       Officer,
                             August 1998.  Fund       Excensus(TM), LLC, a
                             directors serve for a    consulting firm,
                             one-year term that       since 2001; owner
                             expires at the next      and President,
                             annual meeting of        Strauss Management
                             shareholders.            Company, a Minnesota
                                                      holding company for
                                                      various
                                                      organizational
                                                      management business
                                                      ventures; owner,
                                                      Chairman and Chief
                                                      Executive Officer,
                                                      Community Resource
                                                      Partnerships, Inc.,
                                                      a strategic
                                                      planning, operations
                                                      management,
                                                      government
                                                      relations,
                                                      transportation
                                                      planning and public
                                                      relations
                                                      organization;
                                                      attorney at law.

                                                                             NUMBER OF
                                                                             PORTFOLIOS
                                                                             IN FUND
                  POSITION                                                   COMPLEX     OTHER
                  HELD                                PRINCIPAL              OVERSEEN    DIRECTORSHIPS
NAME AND          WITH THE   TERM OF OFFICE* AND      OCCUPATION(S) DURING   BY          HELD BY
YEAR OF BIRTH     FUNDS      LENGTH OF TIME SERVED    LAST 5 YEARS           DIRECTOR    DIRECTOR**
---------------   --------   ----------------------   --------------------   ----------  -------------
Virginia L.       Chair;     Ms. Stringer has         Owner and President,   56          None
Stringer          Director   served as a director     Strategic Management
(1944)                       of each of the Funds     Resources, Inc., a
                             since August 1998.       management
                             Fund directors serve     consulting firm;
                             for a one-year term      Executive Consultant
                             that expires at the      to State Farm
                             next annual meeting of   Insurance Company
                             shareholders.            through 2003.

James M. Wade     Director   Mr. Wade has served as   Owner and President,   56          None
(1943)                       a director of each of    Jim Wade Homes, a
                             the Funds since August   homebuilding
                             2001.  Fund directors    company, since 1999.
                             serve for a one-year
                             term that expires at
                             the next annual
                             meeting of
                             shareholders.

-------------------
* Each director serves for the term specified or, if earlier, until his or her death, resignation, removal or disqualification.

** Includes only directorships in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Securities Exchange Act, or any company registered as an investment company under the Investment Company Act.

      There were 12 meetings of the Board of Directors during the fiscal year of American Strategic Income Portfolio and American Select Portfolio ended November 30, 2004 and 11 meetings during the fiscal year of American Strategic Income Portfolio II and American Strategic Income Portfolio III ended May 31, 2005. During each such fiscal year, each of the directors standing for re-election attended at least 75% of all meetings of the Board of Directors and of committees of which he or she was a regular member that were held while he or she was serving on the Board of Directors or on such committee.

STANDING COMMITTEES

      The Board of Directors of each Fund currently has three standing committees: an Audit Committee, a Pricing Committee and a Governance Committee.

      The purposes of the Audit Committee are (1) to oversee the Funds' accounting and financial reporting policies and practices, their internal controls and, as appropriate, the internal controls of certain service providers; (2) to oversee the quality of the Funds' financial statements and the independent audit thereof; (3) to assist Board oversight of the Funds' compliance with legal and regulatory requirements; and (4) to act as a liaison between the Funds' independent auditors and the full Board of Directors. The Audit Committee, together with the Board of Directors, has the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditor (or to nominate the outside auditor to be proposed for shareholder approval in any proxy statement). The Audit Committee has adopted a written charter setting forth, among other things, requirements with respect to the composition of the Committee, the purposes of the Committee, and the Committee's duties and powers. A copy of this charter was included as an appendix to the proxy statement for last year's annual shareholders meeting. The Audit Committee currently consists of Mr. Kedrowski (chair), Mr. Field, Mr. Riederer and Ms. Stringer (ex officio). The Board has determined that each member of the Audit Committee is "independent" within the meaning of New York Stock Exchange and American Stock Exchange listing standards and is not an "interested person" as defined in the Investment Company Act of 1940. The Board of Directors of each Fund has designated Mr. Kedrowski, Mr. Field and Mr. Riederer as Audit Committee financial experts. The Audit Committee met six times during the fiscal year of American Strategic Income Portfolio and American Select Portfolio ended November 30, 2004 and six times during the fiscal year of American Strategic Income Portfolio II and American Strategic Income Portfolio III ended May 31, 2005.

      The Pricing Committee of each Fund's Board of Directors is responsible for overseeing the valuation of portfolio securities for which market quotations are not readily available, pursuant to procedures established by the Board of Directors. Current members of the Pricing Committee are Mr. Gibson (Chair), Mr. Wade, Mr. Field and Ms. Stringer (ex-officio). The Pricing Committee met two times during the fiscal year of American Strategic Income Portfolio and American Select Portfolio ended November 30, 2004 and two times during the fiscal year of American Strategic Income Portfolio II and American Strategic Income Portfolio III ended May 31, 2005.

      The Governance Committee of the Board of Directors is responsible for nominating directors and making recommendations to the Board concerning Board composition, committee structure and governance, director education, and governance practices. The members of the Governance Committee are Mr. Strauss (Chair), Mr. Wade, Ms. Herget, and Ms. Stringer (ex officio). The Board has determined that each member of the Governance Committee is "independent" within the meaning of New York Stock Exchange and American Stock Exchange listing standards and is not an "interested person" as defined in the Investment Company Act of 1940. The Governance Committee met six times during the fiscal year of American Strategic Income Portfolio and American Select Portfolio ended November 30, 2004 and four times during the fiscal year of American Strategic Income Portfolio II and American Strategic Income Portfolio III ended May 31, 2005. The Governance Committee Charter is attached as Appendix A to this proxy statement.

      In addition to the above committees, the Board of Directors also appoints a Fund Review Liaison. The responsibility of the Fund Review Liaison is to lead the Board of Directors, together with the Board Chair, in evaluating Fund performance, Fund service provider contracts and arrangements for execution of Fund trades. Ms. Herget is the current Fund Review Liaison.

SELECTION OF DIRECTOR NOMINEES

      The Governance Committee will consider shareholder recommendations for director nominees in connection with each annual shareholders meeting of the Funds and any special shareholders meeting which is called for the purpose of electing directors. There are no differences in the manner in which the Governance Committee evaluates nominees for director based on whether the nominee is recommended by a shareholder.

      A shareholder who wishes to recommend a director nominee should submit his or her recommendation in writing to the Chair of the Board (Ms. Stringer) or the Chair of the Governance Committee (Mr. Strauss), in either case at First American Funds, P.O. Box 1329, Minneapolis, Minnesota 55440-1329. At a minimum, the recommendation should include:

      - the name, address, and business, educational, and/or other pertinent background of the person being recommended;

      - a statement concerning whether the person is "independent" within the meaning of New York Stock Exchange and American Stock Exchange listing standards and is not an "interested person" as defined in the Investment Company Act of 1940;

      - any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

      - the name and address of the person submitting the recommendation, together with the number of Fund shares held by such person and the period for which the shares have been held.

      The recommendation also can include any additional information which the person submitting it believes would assist the Governance Committee in evaluating the recommendation. In order for the Governance Committee to consider a shareholder's recommended nominee for election at the annual shareholders meeting in a given year, the recommendation should be submitted to the Governance Committee no later than May 31 in that year.

      The Board of Directors currently is composed entirely of persons who are not "interested persons" as defined in the Investment Company Act of 1940. The Board presently intends to remain composed only of such persons. Shareholders should note that a person who owns securities issued by U.S. Bancorp (the parent company of the Funds' investment advisor) would be deemed an "interested person" under the Investment Company Act of 1940. In addition, certain other relationships with U.S. Bancorp or its subsidiaries, with registered broker-dealers, or with the Funds' outside legal counsel may cause a person to be deemed an "interested person."

      The Governance Committee has not established specific, minimum qualifications that it believes must be met by a director nominee. In evaluating director nominees, the Governance Committee considers, among other things, an individual's background, skills, and experience; whether the individual is "independent" within the meaning of applicable stock exchange listing standards and is not an "interested person" as defined in the Investment Company Act of 1940; and whether the individual is "financially literate" or would be deemed an "audit committee financial expert" within the meaning of such listing standards and applicable Securities and Exchange Commission ("SEC") rules. The Governance Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board. In addition to considering shareholder recommendations, the Governance Committee may consider recommendations by business and personal contacts of current Board members, by Fund management, and by executive search firms which the committee may engage from time to time.

      Before the Governance Committee decides to nominate an individual as a director, committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a director of a registered investment company.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS

      Shareholders of the Funds can communicate directly with the Board of Directors by writing to the Chair of the Board, First American Funds, P.O. Box 1329, Minneapolis, Minnesota 55440-1329. Shareholders can communicate directly with an individual director by writing to that director at P.O. Box 1329, Minneapolis, Minnesota 55440-1329. Such communications to the Board or individual directors are not screened before being delivered to the addressee.

DIRECTOR ATTENDANCE AT SHAREHOLDERS MEETINGS

      The Board of Directors encourages directors to attend annual shareholders meetings of the Funds in person or by telephone. Five of the directors standing for re-election attended the Funds' 2004 annual shareholders meeting in person.

DIRECTOR COMPENSATION

      The Fund complex currently pays directors who are not paid employees or affiliates of the Funds an annual retainer of $40,000 ($60,000 in the case of the Chair). The Fund Review Liaison receives an additional annual retainer of $10,000. In addition, directors are paid the following fees for attending Board and committee meetings:

      - $5,000 per day for in-person attendance at Board of Directors meetings ($7,500 per day in the case of the Chair);

      - $2,500 per day for telephonic attendance at Board of Directors meetings ($3,750 in the case of the Chair);

      - $2,500 for in-person attendance at any committee meeting ($3,750 in the case of the committee chair); and

      - $1,250 for telephonic attendance at any committee meeting ($1,875 in the case of the committee chair).

Directors also receive $2,500 per day when traveling, on behalf of a Fund, out of town on Fund business which does not involve a Board or committee meeting. In addition, directors are reimbursed for their out-of-pocket expenses in traveling from their primary or secondary residence to Board and committee meetings, on Fund business and to attend mutual fund industry conferences or seminars. The amounts specified in this paragraph are allocated among the funds in the Fund Complex on the basis of net assets.

      The directors may elect to defer payment of up to 100% of the fees they receive in accordance with a Deferred Compensation Plan (the "Plan"). Under the Plan, a director may elect to have his or her deferred fees treated as if they had been invested in shares of one or more funds and the amount paid to the director under the Plan will be determined based on the performance of such investments. Distributions may be taken in a lump sum or over a period of years. The Plan will remain unfunded for federal income tax purposes under the Internal Revenue Code of 1986, as amended. Deferral of director fees in accordance with the Plan will have a negligible impact on Fund assets and liabilities and will not obligate the Funds to retain any director or pay any particular level of compensation. The Funds do not provide any other pension or retirement benefits to directors.

      The following table sets forth the compensation received by each director standing for re-election from each Fund for its most recent fiscal year, as well as the total compensation received by each such director from the Fund Complex for the twelve months ended December 31, 2004.

                      AGGREGATE        AGGREGATE          AGGREGATE         AGGREGATE
                    COMPENSATION      COMPENSATION       COMPENSATION     COMPENSATION           TOTAL
                    FROM AMERICAN    FROM AMERICAN      FROM AMERICAN     FROM AMERICAN      COMPENSATION
                      STRATEGIC        STRATEGIC          STRATEGIC          SELECT            FROM FUND
                       INCOME            INCOME             INCOME          PORTFOLIO        COMPLEX PAID
 NAME OF DIRECTOR   PORTFOLIO (1)   PORTFOLIO II (2)   PORTFOLIO III(3)        (4)        TO DIRECTORS (5)(6)
------------------  -------------   ----------------   ----------------   -------------   -------------------
Benjamin R. Field    $   121,250     $   127,500         $   127,500        $   121,250       $   121,250
III

Roger A. Gibson          118,750         118,750             118,750            118,750           115,000

Victoria J. Herget       112,500         112,500             112,500            112,500           110,000

Leonard W. Kedrowski     138,750         147,500             147,500            138,750           141,250

Richard K. Riederer      132,500         126,875             126,875            132,500           131,250

Joseph D. Strauss        117,500         111,875             111,875            117,500           111,250

Virginia L. Stringer     196,250         207,500             207,500            196,250           198,750

James M. Wade            117,500         123,750             123,750            117,500           120,000

(1) Includes amounts deferred pursuant to the Deferred Compensation Plan as follows: Roger A. Gibson, $763; and Leonard W. Kedrowski, $1,782.

(2) Includes amounts deferred pursuant to the Deferred Compensation Plan as follows: Roger A. Gibson, $1,536; and Leonard W. Kedrowski, $4,783.

(3) Includes amounts deferred pursuant to the Deferred Compensation Plan as follows: Roger A. Gibson, $1,973; and Leonard W. Kedrowski, $6,144.

(4) Includes amounts deferred pursuant to the Deferred Compensation Plan as follows: Roger A. Gibson, $2,021; and Leonard W. Kedrowski, $4,723.

(5) Includes amounts deferred pursuant to the Deferred Compensation Plan as follows: Roger A. Gibson, $57,500; and Leonard W. Kedrowski, $141,250.

(6) As of December 31, 2004, the Fund Complex consisted of three open-end and eight closed-end investment companies, totaling 56 funds, managed by the Adviser, including the Funds.

DIRECTOR SHAREHOLDINGS

      The following table discloses the dollar range of equity securities beneficially owned by each director standing for re-election (i) in each Fund and (ii) on an aggregate basis in any of the funds in the Fund Complex.

                                    Dollar Range of Equity       Aggregate Dollar Range of Equity
Name of Director                    Securities in the Funds       Securities in the Fund Complex*
----------------                    -----------------------      --------------------------------
Benjamin R. Field III                        None                         Over $100,000

Roger A. Gibson                              None                         Over $100,000

Victoria J. Herget                           None                         Over $100,000

Leonard W. Kedrowski                         None                         Over $100,000

Richard K. Riederer                          None                         Over $100,000

Joseph D. Strauss                            None                         Over $100,000

Virginia L. Stringer                         None                         Over $100,000

James M. Wade                                None                         Over $100,000

---------------------------
* The dollar range disclosed is based on the value of the securities as of June 30, 2005.

      To the knowledge of the Funds, as of July 25, 2005, the officers and directors of each Fund as a group beneficially owned less than 1% of each class of the outstanding shares of each Fund.

BOARD RECOMMENDATION; REQUIRED VOTE

      THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE IN FAVOR OF ALL NOMINEES TO SERVE AS DIRECTORS. For each Fund, the vote of a plurality of the shares represented at the meeting is sufficient for the election of each of the nominees, provided at least a quorum (a majority of the outstanding shares) is represented in person or by proxy. Unless otherwise instructed, the proxies will vote for all nominees. In the event any of the above nominees are not candidates for election at the meeting due to events not now known or anticipated, the proxies will vote for such other persons as the Board of Directors may designate.

                                  PROPOSAL TWO
          RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      The Investment Company Act of 1940 provides that every registered investment company shall be audited at least once each year by independent public accountants selected by a majority of the directors of the investment company who are not interested persons of the investment company or its investment adviser. This selection is being submitted for ratification or rejection by the shareholders of each Fund.

      The Audit Committee and the full Board of Directors, including a majority of the Directors who are not interested persons of the Adviser or the Funds, have approved a change in each Fund's fiscal year end to August 31 and have selected Ernst & Young LLP ("Ernst & Young") to be the Funds' independent registered public accounting firm for each Fund's current fiscal year ending August 31, 2005. Ernst & Young examines the annual financial statements of the Funds and provides certain other audit-related and tax-related services to the Funds. Representatives of Ernst & Young are expected to be present at the meeting. These representatives will have the opportunity to make a statement to shareholders if they choose to do so and are expected to be available to respond to appropriate questions.

AUDIT COMMITTEE REPORT

      The Audit Committee and the Board of Directors have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the Funds' independent public accountants (or to nominate the independent public accountants to be proposed for shareholder approval in any proxy statement). The function of the Audit Committee is oversight. It is management's responsibility to maintain appropriate systems for accounting and internal control and for preparing the Funds' financial statements, and the independent public accountants' responsibility is to plan and carry out a proper audit of the financial statements.

      In this context, the Audit Committee has met and held discussions with management and the independent accountants. Management represented to the Audit Committee that the Funds' financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the financial statements with management and the independent accountants. The Audit Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees).

      The Funds' independent accountants also provided to the Audit Committee the written disclosure required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent accountants the accounting firm's independence. The Committee also considered whether non-audit services provided by the independent accountants during the last fiscal year were compatible with maintaining the independent accountants' independence.

      Based upon the Audit Committee's discussion with management and the independent accountants and the Audit Committee's review of the representation of management and the report of the independent accountants to the Audit Committee, the Audit Committee recommended to the

Board of Directors that, with respect to each Fund, the audited financial statements for the Fund's most recent fiscal year be included in the Fund's Annual Report for that fiscal year filed with the SEC.

                                            Members of the Audit Committee

                                            Leonard W. Kedrowski, Chair
                                            Benjamin R. Field III
                                            Richard K. Riederer
                                            Virginia L. Stringer

FEES PAID TO ERNST & YOUNG

      Audit Fees. Ernst & Young's fees for professional services rendered for the audit of each Fund's annual financial statements for its two most recently completed fiscal years were as set forth in the following table. These amounts included fees associated with the annual audit, SEC Rule 17f-2 security count filings and filings of the Funds' Annual Reports on Form N-CSR.

                                            Fiscal year       Fiscal year       Fiscal year        Fiscal year
                                          ended 5/31/05     ended 5/31/04    ended 11/30/04     ended 11/30/03
                                          -------------     -------------    --------------     --------------
American Strategic Income Portfolio                 N/A               N/A           $11,933            $12,431

American Strategic Income Portfolio II          $35,748           $42,210               N/A                N/A

American Strategic Income Portfolio III         $43,762           $54,136               N/A                N/A

American Select Portfolio                           N/A               N/A           $29,555            $33,520

      Audit-Related Fees. Ernst & Young's fees for audit-related services for each Fund's two most recently completed fiscal years were as set forth in the following table. These audit-related services primarily related to services provided in connection with the previously announced proposed reorganization of the Funds into a real estate investment trust.

                                            Fiscal year       Fiscal year       Fiscal year        Fiscal year
                                          ended 5/31/05     ended 5/31/04    ended 11/30/04     ended 11/30/03
                                          -------------     -------------    --------------     --------------
American Strategic Income Portfolio                 N/A               N/A            $1,001            $ 6,910

American Strategic Income Portfolio II           $1,726           $10,663               N/A                N/A

American Strategic Income Portfolio III          $2,130           $13,653               N/A                N/A

American Select Portfolio                           N/A               N/A            $2,670            $18,650

      Tax Fees. Ernst & Young's fees for tax services for each Fund's two most recently completed fiscal years were as set forth in the following table. These tax services included tax compliance, tax advice and tax planning services. Tax compliance, tax advice and tax planning services primarily relate to the preparation of original and amended tax returns, timely RIC qualification reviews, tax distribution analysis and planning, and tax services provided in connection with the previously proposed reorganization of the Funds (which the Funds are no longer pursuing).

                                             Fiscal year       Fiscal year       Fiscal year      Fiscal year
                                           ended 5/31/05     ended 5/31/04    ended 11/30/04   ended 11/30/03
                                           -------------     -------------    --------------   --------------
American Strategic Income Portfolio                  N/A               N/A            $2,447          $ 9,585

American Strategic Income Portfolio II            $7,856           $ 9,326               N/A              N/A

American Strategic Income Portfolio III           $9,723           $11,836               N/A              N/A

American Select Portfolio                            N/A               N/A            $6,067          $25,100

      All Other Fees. There were no fees billed by Ernst & Young for other services during each Fund's two most recently completed fiscal years.

      Aggregate Non-Audit Fees. The aggregate non-audit fees billed by Ernst & Young to each of the Funds and the Adviser and entities controlling, controlled by or under common control with the Adviser that provide ongoing services to the Funds for the two most recently completed fiscal years are set forth in the following table.

                                           Fiscal year       Fiscal year       Fiscal year      Fiscal year
                                         ended 5/31/05     ended 5/31/04    ended 11/30/04   ended 11/30/03
                                         -------------     -------------    --------------   --------------
American Strategic Income Portfolio                N/A               N/A           $34,198         $126,695

American Strategic Income Portfolio II         $27,282           $33,039               N/A              N/A

American Strategic Income Portfolio III        $29,554           $38,539               N/A              N/A

American Select Portfolio                          N/A               N/A           $39,488         $153,950

AUDIT COMMITTEE PRE-APPROVAL POLICIES

      The Audit Committee has established procedures requiring the pre-approval of all audit and non-audit services performed for the Funds by Ernst & Young. Such procedures also require the pre-approval of non-audit service provided to U.S. Bancorp Asset Management, U.S. Bank National Association, Quasar Distributors, U.S. Bancorp Fund Services, LLC and any other entity under common control with U.S. Bancorp Asset Management that provides ongoing services to the Funds, but only if those services relate directly to the operations and financial reporting of the Funds. All of the services described above that were provided on or after May 6, 2003, the effective date of SEC rules relating to the pre-approval of non-audit services, were pre-approved in accordance with the Audit Committee's pre-approval procedures.

BOARD RECOMMENDATION; REQUIRED VOTE

      THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE IN FAVOR OF THE RATIFICATION OF THE SELECTION OF ERNST & YOUNG. For each Fund, the vote of a majority of the shares represented at the meeting is sufficient for the ratification of the selection of the independent public accountants, provided at least a quorum (a majority of the outstanding shares) is represented in person or by proxy. Unless otherwise instructed, the proxies will vote for the ratification of the selection of Ernst & Young as each Fund's independent registered public accounting firm.

                              OFFICERS OF THE FUNDS

      Information about each officer's position and term of office with the Funds and business experience during the past five years is set forth below. Unless otherwise indicated, all positions have been held more than five years. No officer receives any compensation from the Funds.* Unless otherwise indicated, the address of each of the officers is U.S. Bancorp Asset Management, Inc., 800 Nicollet Mall, Minneapolis, Minnesota 55402.

NAME AND YEAR OF     POSITION HELD   TERM OF OFFICE** AND   PRINCIPAL OCCUPATION(S) DURING PAST
BIRTH                WITH THE FUNDS  LENGTH OF TIME SERVED  FIVE YEARS
-----------------    --------------  ---------------------  -------------------------------------
Thomas S.            President       Since February 2001    Chief Executive Officer of the
Schreier, Jr.                                               Adviser since May 2001; prior
(1962)                                                      thereto, Chief Executive Officer of
                                                            First American Asset Management since
                                                            December 2000 and of Firstar
                                                            Investment & Research Management
                                                            Company ("FIRMCO") since February
                                                            2001; Senior Managing Director and
                                                            Head of Equity Research of U.S.
                                                            Bancorp Piper Jaffray from October
                                                            1998 through December 2000; prior to
                                                            October 1998, Senior Airline Equity
                                                            Analyst and a Director in the Equity
                                                            Research Department of Credit Suisse
                                                            First Boston.

Mark S. Jordahl      Vice            Since September        Chief Investment Officer of the
(1960)               President --    2001                   Adviser since September 2001; prior
                     Investments                            thereto, President and Chief
                                                            Investment Officer, ING Investment
                                                            Management - Americas, September 2000
                                                            to June 2001; Senior Vice President
                                                            and Chief Investment Officer,
                                                            ReliaStar Financial Corp, January
                                                            1998 to September 2000.

Jeffery M. Wilson    Vice            Since March 2000       Senior Vice President of the Adviser
(1957)               President --                           since May 2001; prior thereto, Senior
                     Administration                         Vice President of First American
                                                            Asset Management.

David H. Lui         Chief           Since February 2005    Chief Compliance Officer for First
(1960)               Compliance                             American Funds and the Adviser since
                     Officer                                February 2005.  Prior thereto, Chief
                                                            Compliance Officer, Franklin
                                                            Advisers, Inc. and Chief Compliance
                                                            Counsel, Franklin Templeton
                                                            Investments from March 2004.  Prior
                                                            to that, Vice President, Charles
                                                            Schwab & Co., Inc.

NAME AND YEAR OF     POSITION HELD   TERM OF OFFICE** AND   PRINCIPAL OCCUPATION(S) DURING PAST
BIRTH                WITH THE FUNDS  LENGTH OF TIME SERVED  FIVE YEARS
-----------------    --------------  ---------------------  -------------------------------------
Charles D.           Treasurer       Since December 2004    Mutual Funds Treasurer of the Adviser
Gariboldi, Jr.                                              since October 2004; prior thereto,
(1959)                                                      Vice President for investment
                                                            accounting and Fund Treasurer of
                                                            Thrivent Financial for Lutherans.

Kathleen L.          Secretary       Since December         Deputy General Counsel of the Adviser
Prudhomme                            2004; Assistant        since November 2004;  prior thereto,
(1953)                               Secretary of the       Partner, Dorsey & Whitney LLP, a
                                     Funds from             Minneapolis based law firm.
                                     September 1999 to
                                     December 2004

Brett L. Agnew       Assistant       Since December 2004    Attorney for the Adviser since August
(1971)               Secretary                              2004; 2001-2004, Senior Counsel,
                                                            Thrivent Financial for Lutherans;
                                                            prior thereto, Consultant, Principal
                                                            Financial Group.

James D. Alt*        Assistant       Since December         Partner, Dorsey & Whitney LLP, a
(1951)               Secretary       2004; Secretary of     Minneapolis based law firm.
50 South Sixth                       the Funds from
Street, Suite                        June 2002 to
1500 Minneapolis,                    December 2004 and
MN 55402                             Assistant
                                     Secretary of the
                                     Funds from
                                     September 1998 to
                                     June 2002

-------------------
* Legal fees and expenses are paid to Dorsey & Whitney LLP, the law firm of which Mr. Alt is a partner.

** Officers serve at the pleasure of the Board of Directors and are re-elected by the Board annually.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Based on Fund records and other information, the Funds believe that all SEC filing requirements with respect to the Funds applicable to their directors and officers, the Adviser and companies affiliated with the Adviser, pursuant to
Section 16(a) of the Securities Exchange Act of 1934, with respect to each Fund's fiscal year end were satisfied, except that Charles R. Manzoni and Joseph
M. Ulrey III, officers of the Adviser, and David H. Lui, an officer of the Funds and the Adviser, did not file their Form 3 Initial Statements of Beneficial Ownership of Securities on a timely basis.

                              SHAREHOLDER PROPOSALS

      Under the Securities Exchange Act of 1934, Fund shareholders may submit proposals to be considered at the next Annual Meeting. Rule 14a-8 under the Exchange Act sets forth the procedures and requirements for requesting that a Fund include these proposals in its proxy statement. Any proposal submitted under Rule 14a-8 must be received at the Funds' offices, 800 Nicollet Mall, Minneapolis, Minnesota 55402, no later than April 10, 2006. Shareholders also may submit proposals to be voted on at the next Annual Meeting without having the proposals included in the Funds' proxy statement. These proposals are known as "non-Rule 14a-8 proposals." The Funds' proxies will be able to exercise their discretionary authority to vote all proxies with respect to any non-Rule 14a-8 proposal, unless written notice of the proposal is presented to the Fund not later than June 24, 2006.

Dated:   August 8, 2005

                                                       Kathleen L. Prudhomme
                                                       Secretary

                                                                      APPENDIX A

                              FIRST AMERICAN FUNDS
                          GOVERNANCE COMMITTEE CHARTER

I. PURPOSE

      The purpose of the Governance Committee is to enhance the effectiveness of the Board of Directors of the First American Funds.

II. COMPOSITION

      The Governance Committee shall be composed entirely of Directors who are not "interested persons" of the Funds within the meaning of the Investment Company Act of 1940. The Governance Committee will have at least three members and the Board Chair will serve as an "ex-officio" member of the Committee.

III. RESPONSIBILITIES

      The Committee will have the following responsibilities:

      BOARD COMPOSITION

      - Interview and recommend to the Board of Directors of the Funds nominees for election as directors (whether they are "interested" or "disinterested" within the meaning of the Investment Company Act of 1940) consistent with the needs of the Board and the Funds. The Committee will evaluate candidates' qualifications for Board membership and, with respect to persons being considered to join the Board as "disinterested" directors, their independence from management and principal service providers. These persons must be independent in terms of both the letter and the spirit of the 1940 Act and the Rules, Regulations and Forms under the 1940 Act. With respect to "disinterested" director candidates, the Committee also will consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, such as business, financial or family relationships with Fund managers or service providers. In this regard, the Committee will not consider the following types of candidates to serve as "disinterested" directors: (1) a close family member(1) of an employee, officer or interested director of a Fund or its affiliates, and (2) a former officer or director of a Fund's affiliate.

      - Review, annually, the independence of all Independent Directors and report its findings to the Board.

---------------------
(1) "Close family member" includes any member of the immediate family and any aunt, uncle or cousin.

      - Review the composition of the Board of Directors to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board.

      - Report annually to the Board on which current and potential members of the Audit Committee qualify as Audit Committee Financial Experts.

      - Recommend to the Board a successor to the Board Chair when a vacancy occurs in that position.

      - Consult with the Board Chair regarding the Board Chair's recommended Committee assignments.

      - In anticipation of the Board's request for shareholder approval of a slate of Directors, recommend to the Board the slate of Directors to be presented for Board and shareholder approval.

      COMMITTEE STRUCTURE

      - Assist the Board Chair in his or her annual review of the Board's Committee structure and membership.

      - Review, at least annually, each Committee's Charter and suggest changes to the appropriate Committee Chair.

      DIRECTOR EDUCATION

      - Develop an annual education calendar that details the topics to be addressed in the Board's quarterly education sessions. The educational calendar will be presented to the full Board at its first quarterly meeting.

      - Monitor the attendance by each Independent Director at educational seminars, conferences or similar meetings.

      - Develop and conduct orientation sessions for new Independent Directors before or shortly after the new Directors join the Board.

      - Manage the Board's education program in a cost-effective manner.

      GOVERNANCE PRACTICES

      - Review and make recommendations to the Board of Directors concerning Director compensation at least once every two years.

      - As appropriate or necessary, review, on a regular basis, and make recommendations to the Board of Directors concerning Director expenses, including those related to Board education, Director education, Director travel, legal counsel and consultant support.

      - Monitor compliance with the Board's requirement that each Director maintain investments in the Funds that are at least equal to the aggregate fees for one year that he or she receives for Board-related service to the Funds.

      - Review Director compliance with the requirement that a Director must retire from Board service by December 31 of the year in which he or she reaches the age of 70.

      - Review Director compliance with the prohibition from serving on the board of directors of mutual funds that are not part of the First American Fund Complex.

      - If requested, assist the Board Chair in overseeing the Board's self-evaluation process undertaken each year by the Independent Directors.

      - In collaboration with outside counsel and as required by law or deemed advisable by the Committee, develop policies and procedures addressing matters which should come before the Committee in the proper exercise of its duties.

      - Review, at least annually, the Board's adherence to industry "best practices."

      - In consultation with the Board Chair, review and, as appropriate, recommend changes in, Board governance policies, procedures and practices.

      - Report the Committee's activities on a regular basis to the Board of Directors and make such recommendations as the Committee and the Board Chair deem appropriate.

      - Review at least annually and, as appropriate, recommend that the Board implement changes to this Charter.

IV. RETENTION OF EXPERTS

      The Committee will have the resources and authority to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of any one or more of the Funds, as appropriate.

NOTICE OF ANNUAL
MEETING OF SHAREHOLDERS

TIME:
Monday, September 19, 2005
at 2:00 p.m.

PLACE:
Minneapolis Club
729 Second Avenue South
Minneapolis, Minnesota 55402

IMPORTANT:
Please date and sign your
proxy card and return it promptly
using the enclosed reply envelope.

                                                             Book 1

                                                             Cusip Numbers:
                                                             030098-10-7
                                                             030099-10-5
                                                             03009T-10-1
                                                             029570-10-8

                                                             USBAM1-PS-05

                                   DETACH HERE

                    AMERICAN STRATEGIC INCOME PORTFOLIO INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned appoints Charles D. Gariboldi, Jr., Kathleen L. Prudhomme and Jeffery M. Wilson and each of them, with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all common shares of American Strategic Income Portfolio Inc. (the "Fund"), held by the undersigned at the annual meeting of shareholders of the Fund to be held on September 19, 2005, and at any adjournments thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE MATTERS SET FORTH ON THE REVERSE SIDE OF THIS CARD. IT IS UNDERSTOOD THAT, IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE FUND. RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY. SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE - NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE FUND FURTHER SOLICITATION EXPENSE.

--------------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
IMPORTANT: Please date and sign this Proxy. If the stock is held jointly, signature should include both names. Executors, administrators, trustees, guardians, and others signing in a representative capacity should give their full title as such.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                   DO YOU HAVE ANY COMMENTS?


-----------------------------------         ------------------------------------

-----------------------------------         ------------------------------------

-----------------------------------         ------------------------------------

AMERICAN STRATEGIC INCOME
PORTFOLIO INC.
C/O COMPUTERSHARE
P.O. BOX 8694
EDISON, NJ 08818-8694



                  _____________________________________________

                 YOUR VOTE IS IMPORTANT. PLEASE VOTE IMMEDIATELY.


VOTE-BY-INTERNET                                 VOTE-BY-TELEPHONE

Log on to the Internet and go to                 Call toll-free
http://www.eproxyvote.com/asp        OR          1-877-PRX-VOTE (1-877-779-8683)


  If you vote over the Internet or by telephone, please do not mail your card.

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

      Please mark
[X]   votes as in
      this example

1. To elect all nominees listed below (except as marked to the contrary below).

      (01) Benjamin R. Field III, (02) Roger A. Gibson,
      (03) Victoria J. Herget, (04) Leonard W. Kedrowski,
      (05) Richard K. Riederer, (06) Joseph D. Strauss,
      (07) Virginia L. Stringer, and (08) James M. Wade

                                                    VOTE
       FOR                                        WITHHELD
       ALL                                        FROM ALL
     NOMINEES       |_|                    |_|    NOMINEES


FOR ALL         |_| _________________________________________
NOMINEES        (INSTRUCTION:  To withhold authority to vote
EXCEPT          for any individual nominees, write that
                nominee's name in the space provided above.)



                ________________________________________________

                            AMERICAN STRATEGIC INCOME
                                 PORTFOLIO INC.
                ________________________________________________


2.    To ratify the selection
      of Ernst & Young LLP as          FOR          AGAINST         ABSTAIN
      independent public
      accountants for the Fund.        |_|            |_|             |_|


In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting or any adjournments or postponements thereof.

Mark box at right if an address change or comment has been noted on the reverse
side of this card.                                                         |_|

Please be sure to sign and date this Proxy.


Shareholder
sign here: _____________________________________  Date: ________________________

Co-owner
sign here: _____________________________________  Date: ________________________

                                   DETACH HERE

                 AMERICAN STRATEGIC INCOME PORTFOLIO INC. -- II

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned appoints Charles D. Gariboldi, Jr., Kathleen L. Prudhomme and Jeffery M. Wilson and each of them, with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all common shares of American Strategic Income Portfolio Inc. -- II (the "Fund"), held by the undersigned at the annual meeting of shareholders of the Fund to be held on September 19, 2005, and at any adjournments thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE MATTERS SET FORTH ON THE REVERSE SIDE OF THIS CARD. IT IS UNDERSTOOD THAT, IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE FUND. RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY. SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE - NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE FUND FURTHER SOLICITATION EXPENSE.

--------------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
IMPORTANT: Please date and sign this Proxy. If the stock is held jointly, signature should include both names. Executors, administrators, trustees, guardians, and others signing in a representative capacity should give their full title as such.
--------------------------------------------------------------------------------


HAS YOUR ADDRESS CHANGED?                     DO YOU HAVE ANY COMMENTS?

--------------------------------              ----------------------------------

--------------------------------              ----------------------------------

--------------------------------              ----------------------------------

AMERICAN STRATEGIC INCOME
PORTFOLIO INC. -- II
C/O COMPUTERSHARE
P.O. BOX 8694
EDISON, NJ 08818-8694


                  ______________________________________________

                 YOUR VOTE IS IMPORTANT. PLEASE VOTE IMMEDIATELY.


VOTE-BY-INTERNET                                 VOTE-BY-TELEPHONE

Log on to the Internet and go to                 Call toll-free
http://www.eproxyvote.com/bsp          OR        1-877-PRX-VOTE (1-877-779-8683)


  If you vote over the Internet or by telephone, please do not mail your card.

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

      Please mark
[X]   votes as in
      this example

1. To elect all nominees listed below (except as marked to the contrary below).

      (01) Benjamin R. Field III, (02) Roger A. Gibson,
      (03) Victoria J. Herget, (04) Leonard W. Kedrowski,
      (05) Richard K. Riederer, (06) Joseph D. Strauss,
      (07) Virginia L. Stringer, and (08) James M. Wade

                                                      VOTE
       FOR                                          WITHHELD
       ALL                                          FROM ALL
     NOMINEES       |_|                    |_|      NOMINEES




FOR ALL        |_| ________________________________________
NOMINEES       (INSTRUCTION:  To withhold authority to vote
EXCEPT         for any individual nominees, write that
               nominee's name in the space provided above.)


                _________________________________________________

                            AMERICAN STRATEGIC INCOME
                              PORTFOLIO INC. -- II
                _________________________________________________



 2.   To ratify the selection
      of Ernst & Young LLP as          FOR          AGAINST         ABSTAIN
      independent public
      accountants for the Fund.        |_|            |_|             |_|


In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting or any adjournments or postponements thereof.

Mark box at right if an address change or comment has been noted on the reverse
side of this card.                                                           |_|


Please be sure to sign and date this Proxy.


Shareholder
sign here: _____________________________________  Date: ________________________


Co-owner
sign here: _____________________________________  Date: ________________________

                                   DETACH HERE

                 AMERICAN STRATEGIC INCOME PORTFOLIO INC. -- III

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned appoints Charles D. Gariboldi, Jr., Kathleen L. Prudhomme and Jeffery M. Wilson and each of them, with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all common shares of American Strategic Income Portfolio Inc. -- III (the "Fund"), held by the undersigned at the annual meeting of shareholders of the Fund to be held on September 19, 2005, and at any adjournments thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE MATTERS SET FORTH ON THE REVERSE SIDE OF THIS CARD. IT IS UNDERSTOOD THAT, IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE FUND. RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY. SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE - NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE FUND FURTHER SOLICITATION EXPENSE.

--------------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
IMPORTANT: Please date and sign this Proxy. If the stock is held jointly, signature should include both names. Executors, administrators, trustees, guardians, and others signing in a representative capacity should give their full title as such.
--------------------------------------------------------------------------------


HAS YOUR ADDRESS CHANGED?                       DO YOU HAVE ANY COMMENTS?

-------------------------------                 --------------------------------

-------------------------------                 --------------------------------

-------------------------------                 --------------------------------

AMERICAN STRATEGIC INCOME
PORTFOLIO INC. -- III
C/O COMPUTERSHARE
P.O. BOX 8694
EDISON, NJ 08818-8694



                  ______________________________________________

                 YOUR VOTE IS IMPORTANT. PLEASE VOTE IMMEDIATELY.


VOTE-BY-INTERNET                                 VOTE-BY-TELEPHONE

Log on to the Internet and go to                 Call toll-free
http://www.eproxyvote.com/csp           OR       1-877-PRX-VOTE (1-877-779-8683)

  If you vote over the Internet or by telephone, please do not mail your card.

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL


      Please mark
[X]   votes as in
      this example

1. To elect all nominees listed below (except as marked to the contrary below).

      (01) Benjamin R. Field III, (02) Roger A. Gibson,
      (03) Victoria J. Herget, (04) Leonard W. Kedrowski,
      (05) Richard K. Riederer, (06) Joseph D. Strauss,
      (07) Virginia L. Stringer, and (08) James M. Wade

                                                    VOTE
       FOR                                        WITHHELD
       ALL                                        FROM ALL
     NOMINEES       |_|                    |_|    NOMINEES



FOR ALL        |_| _________________________________________
NOMINEES       (INSTRUCTION:  To withhold authority to vote
EXCEPT         for any individual nominees, write that
               nominee's name in the space provided above.)


        _________________________________________________

                    AMERICAN STRATEGIC INCOME
                      PORTFOLIO INC. -- III
        _________________________________________________



2.    To ratify the selection
      of Ernst & Young LLP as          FOR        AGAINST       ABSTAIN
      independent public
      accountants for the Fund.        |_|          |_|           |_|

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting or any adjournments or postponements thereof.

Mark box at right if an address change or comment has been noted on the reverse side of this card. |_|

Please be sure to sign and date this Proxy.


Shareholder
sign here: _____________________________________  Date: ________________________


Co-owner
sign here: _____________________________________  Date: ________________________

                                   DETACH HERE

                         AMERICAN SELECT PORTFOLIO INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned appoints Charles D. Gariboldi, Jr., Kathleen L. Prudhomme and Jeffery M. Wilson and each of them, with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all common shares of American Select Portfolio Inc. (the "Fund"), held by the undersigned at the annual meeting of shareholders of the Fund to be held on September 19, 2005, and at any adjournments thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE MATTERS SET FORTH ON THE REVERSE SIDE OF THIS CARD. IT IS UNDERSTOOD THAT, IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE FUND. RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY. SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE - NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE FUND FURTHER SOLICITATION EXPENSE.

--------------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
IMPORTANT: Please date and sign this Proxy. If the stock is held jointly, signature should include both names. Executors, administrators, trustees, guardians, and others signing in a representative capacity should give their full title as such.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                    DO YOU HAVE ANY COMMENTS?

-----------------------------------          -----------------------------------

-----------------------------------          -----------------------------------

-----------------------------------          -----------------------------------

AMERICAN SELECT PORTFOLIO INC.
C/O COMPUTERSHARE
P.O. BOX 8694
EDISON, NJ 08818-8694



                  ______________________________________________

                 YOUR VOTE IS IMPORTANT. PLEASE VOTE IMMEDIATELY.


VOTE-BY-INTERNET                                 VOTE-BY-TELEPHONE

Log on to the Internet and go to                 Call toll-free
http://www.eproxyvote.com/sla          OR        1-877-PRX-VOTE (1-877-779-8683)


  If you vote over the Internet or by telephone, please do not mail your card.

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL


        Please mark
[X]     votes as in
        this example

1. To elect all nominees listed below (except as marked to the contrary below).

        (01) Benjamin R. Field III, (02) Roger A. Gibson,
        (03) Victoria J. Herget, (04) Leonard W. Kedrowski,
        (05) Richard K. Riederer, (06) Joseph D. Strauss,
        (07) Virginia L. Stringer, and (08) James M. Wade

                                                    VOTE
       FOR                                        WITHHELD
       ALL                                        FROM ALL
     NOMINEES       |_|                    |_|    NOMINEES


FOR ALL        |_| _________________________________________
NOMINEES       (INSTRUCTION:  To withhold authority to vote
EXCEPT         for any individual nominees, write that
               nominee's name in the space provided above.)



        _________________________________________________

                  AMERICAN SELECT PORTFOLIO INC.
        _________________________________________________


2.     To ratify the selection
       of Ernst & Young LLP as          FOR        AGAINST       ABSTAIN
       independent public
       accountants for the Fund.        |_|          |_|           |_|


In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting or any adjournments or postponements thereof.

Mark box at right if an address change or comment has been noted on the reverse
side of this card.                                                           |_|

Please be sure to sign and date this Proxy.


Shareholder
sign here: _____________________________________   Date: _______________________

Co-owner
sign here: _____________________________________   Date: _______________________



                                       2